Exhibit 10(k)

TENTH AMENDMENT TO CREDIT AGREEMENT

This Tenth Amendment to Credit Agreement (this “Tenth Amendment”) is entered into as of January 18, 2013 (the “Tenth Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (hereinafter collectively referred to as “Executing Banks”, and each individually, an “Executing Bank”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Tenth Amendment);

WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Banks amend certain provisions contained in the Credit Agreement for purposes of clarifying and confirming the intent of the parties with respect to such provisions; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower's requests and to enter into this Tenth Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

Section 1.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Tenth Amendment Effective Date in the manner provided in this Section 1.

1.1    Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition of “Tenth Amendment” which shall read in full as follows:

“Tenth Amendment” means that certain Tenth Amendment to Credit Agreement dated as of January 18, 2013 among Borrower, Administrative Agent and Banks party thereto.

1.2    Amendment to Definition. The definition of “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.3    Amendment to Incurrence of Debt Provision. Subsection 9.1(d) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

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(d)    Borrower or Onshore, as the case may be without duplication, may incur, become or remain liable for Refinancing Debt; provided, that;

(i)    (A)    the sum of the aggregate principal amount of Refinancing Debt plus the Permitted Subordinate Debt (other than, without duplication, Additional Permitted Subordinate Debt and any Permitted Subordinate Debt for which Refinancing Debt represents a refinancing or replacement of such Permitted Subordinate Debt) then outstanding at any time after the Fourth Amendment Effective Date may not exceed (B) the sum of the aggregate principal amount of Permitted Subordinate Debt outstanding on the Fourth Amendment Effective Date plus any customary out-of-pocket costs, fees and expenses reasonably incurred by Borrower or Onshore, as applicable, in connection with the issuance of Refinancing Debt plus accrued and unpaid interest on Debt being refinanced and paid in connection with any issuance of Refinancing Debt; and

(ii)    (A)    the sum of the aggregate principal amount of Refinancing Debt plus the Permitted Subordinate Debt (other than Permitted Subordinate Debt for which Refinancing Debt represents a refinancing or replacement of such Permitted Subordinate Debt) then outstanding at any time after the Fourth Amendment Effective Date may not exceed (B) the sum of the aggregate principal amount of Permitted Subordinate Debt outstanding on the Fourth Amendment Effective Date plus any customary out-of-pocket costs, fees and expenses reasonably incurred by Borrower or Onshore, as applicable, in connection with the issuance of Refinancing Debt plus accrued and unpaid interest on Debt being refinanced and paid in connection with any issuance of Refinancing Debt plus $650,000,000;

Section 2.    Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall be effective on the Tenth Amendment Effective Date:

2.1    Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, electronic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2    No Default; No Borrowing Base Deficiency. After giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.

2.3    Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Tenth Amendment and the transactions contemplated hereby.

Section 3.    Representations and Warranties. To induce Executing Banks and Administrative Agent to enter into this Tenth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows on the Tenth Amendment Effective Date:

3.1    Reaffirm Existing Representations and Warranties. After giving effect to the amendments set forth in Section 1, each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the Tenth Amendment Effective Date, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

3.2    Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Tenth Amendment are within Borrower's corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.

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3.3    Validity and Enforceability. This Tenth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4    No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower's obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.

Section 4.    Miscellaneous.

4.1    No Waivers. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

4.2    Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

4.3    Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Tenth Amendment and all related documents.

4.4    Parties in Interest. All of the terms and provisions of this Tenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.5    Counterparts. This Tenth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Tenth Amendment until Borrower, Majority Banks and each Restricted Subsidiary have executed a counterpart. Facsimiles and counterparts executed by electronic signature shall be effective as originals.

4.6    Complete Agreement. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.7    Headings. The headings, captions and arrangements used in this Tenth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Tenth Amendment, nor affect the meaning thereof.

4.8    Governing Law. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

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BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ James S. Matthews
James S. Matthews,
Vice President and General Counsel

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Each of the undersigned (i) consent and agree to this Tenth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC.,
a Delaware corporation

DENBURY HOLDINGS, INC.,
a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)

DENBURY OPERATING COMPANY,
a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous "Denbury Operating Company")

DENBURY ONSHORE, LLC,
a Delaware limited liability company

DENBURY PIPELINE HOLDINGS, LLC,
a Delaware limited liability company

DENBURY GREEN PIPELINE-TEXAS, LLC,
a Delaware limited liability company

DENBURY GULF COAST PIPELINES, LLC,
a Delaware limited liability company

GREENCORE PIPELINE COMPANY LLC,
a Delaware limited liability company

DENBURY AIR, LLC.
a Delaware limited liability company (f/k/a EAP Operating, LLC)

By:	/s/ James S. Matthews
James S. Matthews,
Vice President and General Counsel

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ADMINISTRATIVE AGENT/BANK:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Bank

By:	/s/ Mark E. Olson
Mark E.Olson,
Authorized Officer

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BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Sandra Serie
Name:	Sandra Serie
Title:	Vice President

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BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Tom K Martin
Name:	Tom K Martin
Title:	Director

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BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

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BANKS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

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BANKS:

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

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BANKS:

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

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BANKS:

UNION BANK, N.A.

By:	/s/ David Carter
Name:	David Carter
Title:	Investment Banking Officer

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BANKS:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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BANKS:

BANK OF SCOTLAND plc

By:	/s/ Dennis McClellan
Name:	Dennis McClellan
Title:	Assistant Vice President

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BANKS:

COMPASS BANK

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

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BANKS:

CAPITAL ONE NATIONAL ASSOCIATION,
formerly known as Capital One, N.A.

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

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BANKS:

COMERICA BANK

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

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BANKS:

ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

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BANKS:

SUNTRUST BANK

By:	/s/ Mark Ames
Name:	Mark Ames
Title:	Managing Director

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BANKS:

CIBC, INC.

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ Gordon R. Eadon
Name:	Gordon R. Eadon
Title:	Managing Director

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BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

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BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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BANKS:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

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BANKS:

FIFTH THIRD BANK

By:	/s/ Richard Butler
Name:	Richard Butler
Title:	Senior Vice President

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BANKS:

COMERICA BANK, successor by merger with STERLING BANK, a Texas banking Association, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

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BANKS:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Barbara Fabbri
Name:	Barbara Fabbri
Title:	Authorized Signatory

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